Exhibit 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                PURSUANT TO 18 U.S.C SS. 1350 ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report on Form, 10-Q (the "Report") of Amaru, Inc. (the "Company"), for the period ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof, I, Chua Leong Hin, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Chua Leong Hin
-----------------------
Chief Financial Officer
May 17, 2010